E2 55 60 -P8 49 03 *** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on Thursday, May 25, 2017.                    EMC INSURANCE GROUP INC.  P.O. BOX 712  DES MOINES, IA 50306‐0712  ATTN: STEVE WALSH  Meeting Information  Meeting Type:  Annual Meeting  For holders as of:  March 28, 2017  Date:   May 25, 2017  Time:   1:30 PM Central Time  Location:   Employers Mutual Casualty Co.  219 Eighth Street  Des Moines, Iowa 50309     You  are  receiving  this  communication  because  you  hold  shares in the company named above.   This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the  more  complete  proxy  materials  that  are  available  to  you  on  the  Internet.  You  may  view  the  proxy  materials online  at  www.proxyvote.com  or  easily  request  a  paper copy (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.     See the reverse side of this notice to obtain proxy materials and voting instructions.

E2 55 61 -P8 49 03 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT  ANNUAL REPORT  How to View Online:  Have the information that is printed in the box marked by the arrow     XXXX XXXX XXXX XXXX         (located on  the following page) and visit: www.proxyvote .com.  How to Request and Receive a PAPER or E‐MAIL Copy:  If you want to receive a paper or e‐mail copy of these documents, you must request one.  There is NO charge for  requesting a copy.  Please choose one of the following methods to make your request:  1) BY INTERNET:  www.proxyvote.com  2) BY TELEPHONE:   1‐800‐579‐1639  3) BY E‐MAIL*:  sendmaterial@proxyvote.com    *   If requesting materials by e‐mail, please send a blank e‐mail with the information that is printed in the box marked  by the arrow                 XXXX XXXX XXXX XXXX            (located on the following page) in the subject line.  Requests, instructions and other  inquiries sent to this e‐mail address will NOT be forwarded to your  investment  advisor.  Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.        How To Vote  Please Choose One of the Following Voting Methods      Vote In Person: At the meeting, you will need to request a ballot to vote these shares. If you hold shares in street  name, you must obtain a legal proxy, executed in your favor, from the holder of record if you wish to vote these shares.    Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow    XXXX XXXX XXXX XXXX           (located on the following page) available and follow the instructions. Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E2 55 62 -P8 49 03 Voting Proposals    The  Board  of  Directors  recommends  you  vote  FOR  the following:    1.  Election of Directors  Nominees:    1a.    Stephen A. Crane   1b.    Jonathan R. Fletcher   1c.    Robert L. Howe    1d.   Bruce G. Kelley   1e.    Gretchen H. Tegeler  The Board of Directors recommends you vote FOR  proposals 2, 4, 5, and 6.  The Board of Directors   also recommends a vote of “1 year” on proposal 3.  2.  Approve,  by  a  non‐binding  advisory  vote,  the  compensation  of  the  Company’s  named  executive  officers  as disclosed in the proxy statement.    3.  Approve, by non‐binding advisory vote, the frequency  of  future  advisory  votes  on  the  compensation  of  the  Company’s named executive officers.    4.  Approve  the  Employers  Mutual  Casualty  Company  2017 Stock Incentive Plan.    5.  Approve  the  EMC  Insurance  Group  Inc.  2017  Non‐ Employee Director Stock Plan.    6.  Ratify  the  appointment  of  Ernst  &  Young  LLP  as  the   Company's  independent  registered  public  accounting  firm for the current fiscal year.    NOTE:  In  addition,  the  named  proxies  are  authorized  to  vote,  in  their  discretion,  upon  such  other  matters  as may  properly  come  before  the  Annual  Meeting  or  any  adjournment thereof.

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